SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 5, 2004

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                        1-6686                      13-1024020
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(State or Other Jurisdiction     (Commission File             (IRS Employer
    of Incorporation)                 Number)               Identification No.)

1271 Avenue of the Americas, New York, New York                    10020
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(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On January 5, 2004, The Interpublic Group of Companies, Inc. ("Interpublic") issued a press release, attached hereto as Exhibit 99.1, which is hereby incorporated by reference, announcing it has agreed to sell four of the motorsport circuits owned by its subsidiary Brands Hatch Circuits Limited (including Brands Hatch, Oulton Park, Cadwell Park and Snetterton) to MotorSport Vision Limited for an undisclosed sum. MotorSport Vision Limited is a new company led by Jonathan Palmer that was formed for the purposes of owning and developing the four circuits. Brands Hatch Circuits Limited will retain its interests and commitments relating to the Silverstone circuit and will be renamed Silverstone Motorsport Limited.

Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1: Press Release of Interpublic issued January 5, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: January 5, 2004                   By: /s/ Nicholas J. Camera
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                                            Nicholas J. Camera
                                            Senior Vice President, General
                                            Counsel and Secretary